Exhibit 10.1

December 13, 2013

ITC Holdings Corp.

27175 Energy Way

Novi, MI 48377

Attn: Joseph L. Welch, President and Chief Executive Officer

Re:          Merger Agreement Termination

Dear Mr. Welch:

Reference is made to that certain Merger Agreement, dated as of December 4, 2011, as amended by that certain Amendment No. 1 to the Merger Agreement, dated as of September 21, 2012, and that certain Amendment No. 2 to the Merger Agreement, dated as of January 28, 2013 (collectively, the “Merger Agreement”), among Entergy Corporation, a Delaware corporation (“Entergy”), Mid South TransCo LLC, a Delaware limited liability company and presently a wholly owned subsidiary of Entergy, ITC Holdings Corp., a Michigan corporation (“ITC”), and ITC Midsouth LLC (formerly known as Ibis Transaction Subsidiary LLC), a Delaware limited liability company and a direct wholly owned subsidiary of ITC.

Entergy and ITC hereby mutually agree to terminate the Merger Agreement pursuant to Section 7.01(a) of the Merger Agreement.  Please acknowledge your agreement to terminate the Merger Agreement by executing this letter agreement in the space indicated below and returning one copy to the undersigned.

[Signature Page Follows]

Sincerely,

ENTERGY CORPORATION

		By:	/s/ Andrew Marsh
Name: Andrew Marsh
Title: Ex. Vice President & CFO

Accepted and agreed to as
of the date first written above:

ITC HOLDINGS CORP.

By:	/s/ Joseph L. Welch
Name:	Joseph L. Welch
Title:	President and Chief Executive Officer

cc:	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3954
Attn: Andrew W. Smith, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP
1440 New York Avenue, N.W.
Washington, D.C. 20005
Attn: Michael P. Rogan, Esq.; Pankaj K. Sinha, Esq.

[Signature Page — Letter Agreement]